UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2016

SIGNAL BAY, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(zip code.)

541-633-4568
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

1)

On August 1, 2016, EVIO Labs launched a three-month advertising campaign in the Oregon Market. In advance of the outdoor harvest season and in conjunction with creating greater brand awareness, EVIO Labs has secured the back cover of the Oregon edition of Dope Magazine. Dope Magazine is one of the leading lifestyle publications dedicated to the cannabis movement. With over 100,000 in monthly circulation Dope Magazine is an ideal advertising tool for EVIO Labs. The advertisement can be found here. https://issuu.com/dopemag/docs/or_web_august/148

Item 9.01 Financial Statements and Exhibits.

10.1	EVIO Labs advertisement in Dope Magazine

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Bay, Inc.

Dated: August 2, 2016	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	CEO

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